UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2013

DCB FINANCIAL CORP

(Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio	43035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 657-7000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective March 1, 2013, Mr. John Ustaszewski, Chief Financial Officer of the Registrant and its wholly-owned subsidiary, The Delaware County Bank and Trust Company (the “Bank”), is no longer employed by the Registrant or the Bank. The Registrant has initiated a search for a successor to Mr. Ustaszewski. In the interim, Mr. Ustaszewski’s responsibilities will be performed by the Registrant’s staff.

Any inquiries should be directed to Mr. Ronald J. Seiffert, President and Chief Executive Officer of the Registrant and the Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCB FINANCIAL CORP

Date: March 1, 2013	By:	/s/ Ronald J. Seiffert
Ronald J. Seiffert
President and Chief Executive Officer